                                                                    EXHIBIT 10.5



                           COSINE COMMUNICATIONS, INC.

                                 1997 STOCK PLAN

                            Adopted October 28, 1997
               Amended and Restated Effective as of March 11, 1998
             Amended and Restated Effective as of September 3, 1998
             Amended and Restated Effective as of February 17, 1999
               Amended and Restated Effective as of April 27, 2000


        1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

               (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

               (f) "Common Stock" means the Common Stock of the Company.

               (g) "Company" means CoSine Communications, Inc., a California corporation.

               (h) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

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               (i) "Director" means a member of the Board of Directors of the
Company.

               (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

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               (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (q) "Option" means a stock option granted pursuant to the Plan.

               (r) "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (s) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

               (t) "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

               (u) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

               (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (w) "Plan" means this 1997 Stock Plan.

               (x) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

               (y) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

               (z) "Service Provider" means an Employee, Director or Consultant.

               (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

               (bb) "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section 11 below.

               (cc) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is



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twenty seven million six hundred twenty thousand (27,620,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

               If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4. Administration of the Plan.

               (a) Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

                      (i) to determine the Fair Market Value;

                      (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

                      (iii) to determine the number of Shares to be covered by each such award granted hereunder;

                      (iv) to approve forms of agreement for use under the Plan;

                      (v) to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                      (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;



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                      (vii) to reduce the exercise price of any Option to the
then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                      (viii) to initiate an Option Exchange Program;

                      (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                      (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

                      (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

               (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

        5. Eligibility.

               (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

               (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.



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        6. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

        7. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        8. Option Exercise Price and Consideration.

               (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                      (i) In the case of an Incentive Stock Option

                             (A) granted to an Employee who, at the time of
grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B) granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (ii) In the case of a Nonstatutory Stock Option

                             (A) granted to a Service Provider who, at the time
of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B) granted to any other Service Provider, the per
Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                      (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.



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               (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        9. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is



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specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination due to the Optionee's Disability. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        10. Non-Transferability of Options and Stock Purchase Rights. The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11. Stock Purchase Rights.



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               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

               (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. Except with respect to Shares purchased by Officers, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

               (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

               (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.



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        12. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully



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exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        13. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

        14. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        15. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply



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

with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        17. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        18. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

        19. Information to Optionees and Purchasers. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.



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                                                                    EXHIBIT 10.5

                          COSINE COMMUNICATIONS, INC.

                                 1997 STOCK PLAN

                    STOCK OPTION AGREEMENT -- EARLY EXERCISE
                             (WITH PROMISSORY NOTE)

      Unless otherwise defined herein, the terms defined in the 1997 Stock Plan shall have the same defined meanings in this Stock Option Agreement (the "Option Agreement"), and shall be effective as of the Date of Grant set forth below.

I.      NOTICE OF STOCK OPTION GRANT

        ------------------------------

        ------------------------------

        ------------------------------

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Grant Number
                                             -----------------------------------

        Date of Grant
                                             -----------------------------------

        Vesting Commencement Date
                                             -----------------------------------

        Exercise Price per Share            $
                                             -----------------------------------

        Total Number of Shares Granted
                                             -----------------------------------

        Total Exercise Price                $
                                             -----------------------------------

        Type of Option:                              Incentive Stock Option
                                             --------

                                                     Nonstatutory Stock Option
                                             --------

        Term/Expiration Date:
                                             -----------------------------------

        Exercise and Vesting Schedule:

        This Option shall be exercisable in whole or in part, and shall vest according to the following vesting schedule:

        25% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWELVE MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND 1/48 OF THE SHARES SUBJECT TO THE OPTION SHALL VEST EACH MONTH THEREAFTER, SUBJECT TO OPTIONEE'S CONTINUING TO BE A SERVICE PROVIDER ON SUCH DATES.

        Termination Period:

        This Option may be exercised, to the extent it is then vested, for three months after Optionee ceases to be a Service Provider. Upon death or Disability of the Optionee, this Option may be exercised, to the extent it is then vested, for one year after Optionee ceases to be Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.     AGREEMENT

        1. Grant of Option. The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

        If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

        2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

               (a) Right to Exercise.

                          (i) Subject to subsections 2(a)(ii) and 2(a)(iii)
below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. Alternatively, at the election of the Optionee, this Option may be exercised in whole or in part at any time as to Shares that have not yet vested. Vested Shares shall not be subject to the Company's repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1).

                          (ii) As a condition to exercising this Option for
unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement.

                          (iii) This Option may not be exercised for a fraction
of a Share.

               (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised

Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate


               No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

        3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B-1.

        4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

        5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a) cash;

               (b) check;

               (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

               (d) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares;

               (e) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit B-2, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B-3. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

        6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

        7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

        9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) Exercise of NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (b) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

               (c) Exercise of ISO Following Disability. If the Optionee ceases to be an Employee as a result of a disability that is not a total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the ISO to be qualified as an ISO.

               (d) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price of the Exercised Shares and the lesser of (i) the Fair Market Value of the Exercised Shares on the date of exercise, or (ii) the sale price of the Exercised Shares. Different rules may apply if the Shares are subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code) at the time of purchase. Any additional gain will be taxed as capital gain, short-term depending on the period that the ISO Shares were held.

               (e) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

               (f) Section 83(b) Election for Unvested Shares Purchased Pursuant to Options. With respect to the exercise of an Option for unvested Shares, an election (the "Election") may be filed by the Optionee with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to
Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. In the case of an NSO, this will result in a recognition of taxable income to the Optionee on the date of exercise, measured by the excess, if any, of the Fair Market Value of the Exercised Shares, at the time the Option is exercised over the purchase price for the Exercised Shares. Absent such an election, taxable income will be measured and recognized by Optionee at the time or times on which the Company's Repurchase Option lapses. In the case of an ISO, such an election will result in a recognition of income to the Optionee for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the Exercised Shares, at the time the Option is exercised, over the purchase price for the Exercised Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by Optionee at the time or times on which the Company's Repurchase Option lapses. Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

                      OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON OPTIONEE'S BEHALF.

        10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

        11. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                           COSINE COMMUNICATIONS, INC.

--------------------------                         -----------------------------
Signature                                          By

--------------------------                         -----------------------------
Print Name                                         Title


Residence Address:


--------------------------

--------------------------

                                    EXHIBIT A

                                 1997 STOCK PLAN

                                 EXERCISE NOTICE

        CoSine Communications, Inc.
        1200 Bridge Parkway
        Redwood City, CA 94065

        Attention:  Secretary

        1. Exercise of Option. Effective as of today, ________________, ____, the undersigned ("Optionee") hereby elects to exercise Optionee's option (the "Option") to purchase ________________ shares of the Common Stock (the "Shares") of CoSine Communications, Inc. (the "Company") under and pursuant to the 1997 Stock Plan (the "Plan") and the Stock Option Agreement dated (the "Option Agreement").

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

        3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

        5. Company's Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

               (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

               (b) Exercise of Right of First Refusal. At any time within thirty
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

               (c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), promissory note, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

               (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

        6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        7. Restrictive Legends and Stop-Transfer Orders.

               (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

                      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.


                      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.


               (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

               (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

        9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

        10. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.

        11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, Option Agreement, Investment Representation Statement, Note, Security Agreement, and Restricted Stock Purchase Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

SUBMITTED BY:                                      ACCEPTED BY:

OPTIONEE                                           COSINE COMMUNICATIONS, INC.

--------------------------                         -----------------------------
Signature                                          By

--------------------------                         -----------------------------
Print Name                                         Its

Residence Address:                                 Address:

                                                   1200 Bridge Parkway
                                                   Redwood City, CA 94065

--------------------------

--------------------------

                                                   -----------------------------
                                                   Date Received

                                   EXHIBIT B-1

                       INVESTMENT REPRESENTATION STATEMENT

        OPTIONEE:
                             ---------------------------

        COMPANY:             CoSine Communications, Inc.

        SECURITY:            COMMON STOCK

        AMOUNT:

        DATE:

        In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

        (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

        (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

        (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

               In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

        (d) Optionee and his or her assignees, if any, hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee (and his or her assignees, if any) shall not sell, make short sale of, loan, grant any options for the purchase of, or otherwise transfer any of the Securities or other securities of the Company held by the Optionee during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in a firm underwritten public offering under the Securities Act. Optionee and his or her assigns, if any, further agree to execute any agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering. The Company may impose stop-transfer instructions with respect to any securities subject to the foregoing restrictions until the end of such 180-day period.

        (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                                   SIGNATURE OF OPTIONEE:


                                                   -----------------------------


                                                   Date:
                                                        ------------------------

                                   EXHIBIT B-2

                                      NOTE


$_______________                                        Redwood City, California

                                                       ------------------, -----


        FOR VALUE RECEIVED, _____________________ promises to pay to CoSine Communications, Inc., a California corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

        Principal and interest shall be due and payable on _______________, _____. Payment of principal and interest shall be made in lawful money of the United States of America.

        The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

        This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

        The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

        In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.



                                          --------------------------------------


                                          --------------------------------------

                                   EXHIBIT B-3

                               SECURITY AGREEMENT



        This Security Agreement is made as of __________, _____ between CoSine Communications, Inc., a California corporation ("Pledgee"), and
_________________________ ("Pledgor").


                                    Recitals

        Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated (the "Option"), between Pledgor and Pledgee under Pledgee's 1997 Stock Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit B-2 to the Option.

        NOW, THEREFORE, it is agreed as follows:

        1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

        The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

               (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

               (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

               (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

               (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

               (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

        In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

        7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

        8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

        10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            "PLEDGOR"

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Print Name

                                            Address:

                                            ------------------------------------

                                            ------------------------------------

                                            "PLEDGEE"
                                            COSINE COMMUNICATIONS, INC.
                                            a California corporation


                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Print Name

                                            ------------------------------------
                                            Title


                                            "PLEDGEHOLDER"

                                            ------------------------------------
                                            Secretary of CoSine Communications,
                                            Inc.

                                   EXHIBIT C-1

                           COSINE COMMUNICATIONS, INC.

                                 1997 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT


        THIS AGREEMENT is made between _____________________________ (the
"Purchaser") and CoSine Communications, Inc. (the "Company") as of __________________, ____.

        Unless otherwise defined herein, the terms defined in the 1997 Stock Plan shall have the same defined meanings in this Agreement.

                                    RECITALS

        A. Pursuant to the exercise of the option (grant number ___) granted to Purchaser under the Plan and pursuant to the Option Agreement dated by and between the Company and Purchaser with respect to such grant (the "Option"), which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase _________ of those shares of Common Stock which have not become vested under the vesting schedule set forth in the Option Agreement ("Unvested Shares"). The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the "Shares."

        B. As required by the Option Agreement, as a condition to Purchaser's election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

        1. Repurchase Option.

               (a) If Purchaser's status as a Service Provider is terminated for any reason, including for cause, death, and Disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all of the Purchaser's Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the "Repurchase Option").

               (b) Upon the occurrence of such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of the termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

               (c) At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company's office.

               (d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

               (e) The Repurchase Option shall terminate in accordance with the vesting schedule contained in Optionee's Option Agreement.

        2. Transferability of the Shares; Escrow.

               (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

               (b) To insure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the Secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2. The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C-4. Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

               (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

               (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any

Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

        3. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

        4. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        5. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company pursuant to Section 12 of the Plan after the date of this Agreement.

        6. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

        7. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

        8. Section 83(b) Election. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election (the "Election") may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the exercised Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the exercised Shares and their Fair Market Value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in a recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised over the purchase price for the exercised Shares. Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. In the case of an Incentive Stock Option, such an Election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the option is exercised, over the purchase price for the exercised Shares. Absent such an Election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

               PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

        9. Representations. Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

        10. Governing Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of California.

        Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

        IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

OPTIONEE                                      COSINE COMMUNICATIONS, INC.


----------------------------------            ---------------------------------
Signature                                     By


----------------------------------            ---------------------------------
Print Name                                    Title

Residence Address:


--------------

--------------




Dated:           ,
      -----------  ----

                                   EXHIBIT C-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



        FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto CoSine Communications, Inc. ______________________ (__________) shares of the Common Stock of CoSine Communications, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _______________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between CoSine Communications, Inc. and the undersigned dated ______________, _____.


Dated:_______________,_____            Signature:_______________________________







        INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT C-3

                            JOINT ESCROW INSTRUCTIONS

                                                         -----------------, ----

Corporate Secretary
CoSine Communications, Inc.
1200 Bridge Parkway
Redwood City, CA 94065

Dear Mr. Secretary:

        As Escrow Agent for both CoSine Communications, Inc. (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the "Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 120 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California.

OPTIONEE                                           COSINE COMMUNICATIONS, INC.


-------------------------                          ----------------------------
Signature                                          By


-------------------------                          ----------------------------
Print Name                                         Title

Residence Address:


---------------

---------------




ESCROW AGENT

-----------------------
Corporate Secretary


Dated:                  ,
      ------------------ -----

                                   EXHIBIT C-4

                                CONSENT OF SPOUSE


        I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of granting of the right to my spouse to purchase shares of ____________________________, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:              ,                        Signature:
      -------------- -----                             -------------------------

                                   EXHIBIT C-5

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

        The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

        NAME:                         TAXPAYER:                         SPOUSE:

        ADDRESS:

        IDENTIFICATION NO.:           TAXPAYER:                         SPOUSE:

        TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: __________ shares (the "Shares") of the Common Stock of CoSine Communications, Inc. (the "Company").

3.      The date on which the property was transferred is:___________________,
        ______.

4.      The property is subject to the following restrictions:

        The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_________________.

6.      The amount (if any) paid for such property is:  $_________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:_______________________, _____               _____________________________
                                                   Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:_______________________, _____               _____________________________
                                                   Spouse of Taxpayer

                                                                    EXHIBIT 10.5

                          COSINE COMMUNICATIONS, INC.

                                 1997 STOCK PLAN

         STOCK OPTION AGREEMENT -- EARLY EXERCISE AND CHANGE OF CONTROL
                             (WITH PROMISSORY NOTE)

        Unless otherwise defined herein, the terms defined in the 1997 Stock Plan shall have the same defined meanings in this Stock Option Agreement (the "Option Agreement"), and shall be effective as of the Date of Grant set forth below.

I. NOTICE OF STOCK OPTION GRANT

   ---------------------------

   ---------------------------

   ---------------------------


        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Grant Number
                                            ---------------------

        Date of Grant
                                            ---------------------

        Vesting Commencement Date
                                            ---------------------

        Exercise Price per Share            $
                                             --------------------

        Total Number of Shares Granted
                                            ---------------------

        Total Exercise Price                $
                                             --------------------

        Type of Option:                                Incentive Stock Option
                                            -----------

                                                       Nonstatutory Stock Option
                                            -----------

        Term/Expiration Date:
                                            ---------------------


        Exercise and Vesting Schedule:

        This Option shall be exercisable in whole or in part, and shall vest according to the following vesting schedule:

        25% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWELVE MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND 1/48 OF THE SHARES SUBJECT TO THE OPTION SHALL VEST EACH MONTH THEREAFTER, SUBJECT TO OPTIONEE'S CONTINUING TO BE A SERVICE PROVIDER ON SUCH DATES. NOTWITHSTANDING THE ABOVE SCHEDULE, IN THE EVENT OF A CHANGE OF CONTROL THIS OPTION MAY BE SUBJECT TO ACCELERATED VESTING AS PROVIDED FOR IN SECTION 9 OF THIS AGREEMENT.

        Termination Period:

        This Option may be exercised, to the extent it is then vested, for three months after Optionee ceases to be a Service Provider. Upon death or Disability of the Optionee, this Option may be exercised, to the extent it is then vested, for one year after Optionee ceases to be Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II. AGREEMENT

        1. Grant of Option. The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

                If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

        2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

                (a) Right to Exercise.

                        (i) Subject to subsections 2(a)(ii) and 2(a)(iii) below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. Alternatively, at the election of the Optionee, this Option may be exercised in whole or in part at any time as to Shares that have not yet vested. Vested Shares shall not be subject to the Company's repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1).

                        (ii) As a condition to exercising this Option for unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement.

                        (iii) This Option may not be exercised for a fraction of a Share.

                (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

                No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

        3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B-1.

        4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

        5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

                (a) cash;

                (b) check;

                (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

                (d) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares;

                (e) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit B-2, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B-3. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

        6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

        7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

        9. Accelerated Vesting Upon Termination Following a Change of Control.

                (a) If, at any time within 24 months following a Change of Control (as defined in Section 10, below), Optionee's status as a Service Provider with the Company or successor corporation terminates as the result of Constructive Termination (as defined below) or for any reason other than Cause (as defined below), the vesting and exercisability of this Option shall accelerate in full. In such an event, this Option shall remain exercisable in accordance with the Plan and this Option Agreement.

                (b) "CONSTRUCTIVE TERMINATION" shall mean for purposes of this Option Agreement (i) without the Optionee's express written consent, a significant reduction of the Optionee's duties, position or responsibilities, or the removal of the Optionee from such position and responsibilities as in effect immediately prior to the Change of Control, unless the Optionee is provided with a comparable position (i.e., a position of equal or greater organizational level, duties, authority, compensation and status); (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to the Change of Control; (iii) a significant reduction by the Company in the base compensation of the Optionee as in effect immediately prior to the Change of Control; (iv) without Optionee's express written consent, a material reduction by the Company in the kind or level of employee benefits to which the Optionee was entitled immediately prior to the Change of Control with the result that the Optionee's overall benefits package is significantly reduced; (v) without the express written consent of Optionee, the relocation of the Optionee to a facility or a location more than 50 miles from the Optionee's then present location; or

(vi) the failure of the Company to obtain the assumption of this Agreement by any successors contemplated in Section 11(a) below.

                (c) "CAUSE" shall mean for purposes of this Option Agreement (i) continued violations by Optionee of Optionee's duties as an employee or director of the Company which are demonstrably willful and deliberate on Optionee's part after there has been delivered to Optionee a written demand for performance from the Company, other than violations resulting from Optionee's complete or partial incapacity due to physical or mental illness or impairment, (ii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company, (iii) a willful breach by the Optionee of a material provision of any agreement between the Optionee and the Company, (iv) the Optionee's conviction of a felony applicable to the business of the Company, which the Company's Board of Directors reasonably believes had or will have a material detrimental effect on the Company's reputation or business, and (v) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an employee or director and intended to result in substantial personal enrichment of the Optionee.

                (d) Notwithstanding the foregoing, if such vesting acceleration provided in Section 9(a) above would cause a contemplated Change of Control transaction that was intended to be accounted for as a "pooling-of-interests" transaction to become ineligible for such accounting treatment under generally accepted accounting principles, as determined by the Company's independent accountants, or such successor accountants, prior to the Change of Control, this Option shall not be subject to accelerated vesting as provided herein, and the parties agree to rescind Sections 9 and 10 of this Option.

        10. Definition of Change of Control. "CHANGE OF CONTROL" shall mean for the purposes of this Agreement the occurrence of any of the following events:

                (a) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "BENEFICIAL OWNER" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board;

                (b) The closing of a (i) merger or consolidation of the Company with or into any other corporation or business entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, (y) a merger affected solely for the purpose of changing the Company's domicile, or (ii) sale, lease or disposition by the Company of all or substantially all of the Company's assets;

                (c) The approval by the shareholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

                (d) A change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (a), (b) or (c) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

        11. Successors.

                (a) Company's Successors. Any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Option Agreement and agree expressly to perform the obligations under this Option Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Option Agreement, the term "COMPANY" shall include any successor to the Company's business and/or assets which executes and delivers an assumption agreement contemplated by this Section 11(a) or which becomes bound by the terms of this Option Agreement by operation of law.

                (b) Optionee's Successors. The terms of this Option Agreement and all rights of the Optionee hereunder shall inure to the benefit of, and be enforceable by, the Optionee's personal or legal representatives, executors, administrators, successors, heirs, distributes, devisees and legatees.

        12. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                (a) Exercise of NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                (b) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

                (c) Exercise of ISO Following Disability. If the Optionee ceases to be an Employee as a result of a disability that is not a total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the ISO to be qualified as an ISO.

                (d) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price of the Exercised Shares and the lesser of (i) the Fair Market Value of the Exercised Shares on the date of exercise, or (ii) the sale price of the Exercised Shares. Different rules may apply if the Shares are subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code) at the time of purchase. Any additional gain will be taxed as capital gain, short-term depending on the period that the ISO Shares were held.

                (e) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

                (f) Section 83(b) Election for Unvested Shares Purchased Pursuant to Options. With respect to the exercise of an Option for unvested Shares, an election (the "Election") may be filed by the Optionee with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. In the case of an NSO, this will result in a recognition of taxable income to the Optionee on the date of exercise, measured by the excess, if any, of the Fair Market Value of the Exercised Shares, at the time the Option is exercised over the purchase price for the Exercised Shares. Absent such an election, taxable income will be measured and recognized by Optionee at the time or times on which the Company's Repurchase Option lapses. In the case of an ISO, such an election will result in a recognition of income to the Optionee for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the Exercised Shares, at the time the Option is exercised, over the purchase price for the Exercised Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by Optionee at the time or times on which the Company's Repurchase Option lapses. Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

                OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON OPTIONEE'S BEHALF.

        13. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

        14. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

                Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                    COSINE COMMUNICATIONS, INC.


-----------------------------------         ------------------------------------
Signature                                   By


-----------------------------------         ------------------------------------
Print Name                                  Title


Residence Address:


-----------------------------------


-----------------------------------


-----------------------------------

                                    EXHIBIT A

                                 1997 STOCK PLAN

                                 EXERCISE NOTICE

CoSine Communications, Inc.
1200 Bridge Parkway
Redwood City, CA 94065

Attention:  Secretary

        1. Exercise of Option. Effective as of today, ________________, ____, the undersigned ("Optionee") hereby elects to exercise Optionee's option (the "Option") to purchase ________________ shares of the Common Stock (the "Shares") of CoSine Communications, Inc. (the "Company") under and pursuant to the 1997 Stock Plan (the "Plan") and the Stock Option Agreement dated (the "Option Agreement").

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

        3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

        5. Company's Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

                (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

                (b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

                (c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), promissory note, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

                (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

        6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        7. Restrictive Legends and Stop-Transfer Orders.

                (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

                        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.


                        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.


                (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

        9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

        10. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.

        11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, Option Agreement, Investment Representation Statement, Note, Security Agreement, and Restricted Stock Purchase Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

SUBMITTED BY:                               ACCEPTED BY:

OPTIONEE                                    COSINE COMMUNICATIONS, INC.


-----------------------------------         ------------------------------------
Signature                                   By


-----------------------------------         ------------------------------------
Print Name                                  Its


Residence Address:                           Address:

-----------------------------------                   1200 Bridge Parkway
                                                      Redwood City, CA 94065
-----------------------------------

-----------------------------------
                                            ------------------------------------
                                            Date Received

                                   EXHIBIT B-1

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE              :
                             ---------------------------

COMPANY               :      CoSine Communications, Inc.

SECURITY              :      COMMON STOCK

AMOUNT                :

DATE                  :

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

                (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

                (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

                        In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

                (d) Optionee and his or her assignees, if any, hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee (and his or her assignees, if any) shall not sell, make short sale of, loan, grant any options for the purchase of, or otherwise transfer any of the Securities or other securities of the Company held by the Optionee during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in a firm underwritten public offering under the Securities Act. Optionee and his or her assigns, if any, further agree to execute any agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering. The Company may impose stop-transfer instructions with respect to any securities subject to the foregoing restrictions until the end of such 180-day period.

                (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                            SIGNATURE OF OPTIONEE:


                                            ------------------------------------

                                            Date:
                                                 -------------------------------

                                   EXHIBIT B-2

                                      NOTE


$_______________                                       Redwood City, California
                                                       __________________, _____


FOR VALUE RECEIVED, _____________________ promises to pay to CoSine Communications, Inc., a California corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

Principal and interest shall be due and payable on _______________, _____. Payment of principal and interest shall be made in lawful money of the United States of America.

The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.



                                            ____________________________________

                                            ____________________________________

                                   EXHIBIT B-3

                               SECURITY AGREEMENT


This Security Agreement is made as of __________, _____ between CoSine Communications, Inc., a California corporation ("Pledgee"), and ("Pledgor").


                                    Recitals

Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated (the "Option"), between Pledgor and Pledgee under Pledgee's 1997 Stock Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit B-2 to the Option.

NOW, THEREFORE, it is agreed as follows:

        1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

        The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

                (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

                (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

                (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

        In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

        7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

        8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

        10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of California.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                        "PLEDGOR"


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name


                                        Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------


                                        "PLEDGEE"
                                        COSINE COMMUNICATIONS, INC.
                                        a California corporation



                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name


                                        ----------------------------------------
                                        Title



                                        "PLEDGEHOLDER"


                                        ----------------------------------------

                                        Secretary of CoSine Communications, Inc.

                                   EXHIBIT C-1

                           COSINE COMMUNICATIONS, INC.

                                 1997 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT


        THIS AGREEMENT is made between _____________________________ (the
"Purchaser") and CoSine Communications, Inc. (the "Company") as of __________________, ____.

        Unless otherwise defined herein, the terms defined in the 1997 Stock Plan shall have the same defined meanings in this Agreement.

                                    RECITALS

        A. Pursuant to the exercise of the option (grant number ___) granted to Purchaser under the Plan and pursuant to the Option Agreement dated by and between the Company and Purchaser with respect to such grant (the "Option"), which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase _________ of those shares of Common Stock which have not become vested under the vesting schedule set forth in the Option Agreement ("Unvested Shares"). The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the "Shares."

        B. As required by the Option Agreement, as a condition to Purchaser's election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

        1. Repurchase Option.

                (a) If Purchaser's status as a Service Provider is terminated for any reason, including for cause, death, and Disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all of the Purchaser's Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the "Repurchase Option").

                (b) Upon the occurrence of such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of the termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

                (c) At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company's office.

                (d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

                (e) The Repurchase Option shall terminate in accordance with the vesting schedule contained in Optionee's Option Agreement.

        2. Transferability of the Shares; Escrow.

                (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

                (b) To insure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the Secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2. The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C-4. Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

                (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any

Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

        3. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

        4. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

                THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        5. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company pursuant to Section 12 of the Plan after the date of this Agreement.

        6. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

        7. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

        8. Section 83(b) Election. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election (the "Election") may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the exercised Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the exercised Shares and their Fair Market Value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in a recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised over the purchase price for the exercised Shares. Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. In the case of an Incentive Stock Option, such an Election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the option is exercised, over the purchase price for the exercised Shares. Absent such an Election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

                PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

        9. Representations. Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

        10. Governing Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of California.

        Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

        IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

OPTIONEE                                    COSINE COMMUNICATIONS, INC.


-----------------------------------         ------------------------------------
Signature                                   By


-----------------------------------         ------------------------------------
Print Name                                  Title

Residence Address:

-----------------------------------


-----------------------------------


-----------------------------------


Dated: ____________________, ______

                                   EXHIBIT C-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



        FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto CoSine Communications, Inc. ______________________ (__________) shares of the Common Stock of CoSine Communications, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _______________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between CoSine Communications, Inc. and the undersigned dated______________, _____.


Dated: _______________, ____                Signature:
















INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT C-3

                            JOINT ESCROW INSTRUCTIONS


                                                         -----------------, ----

Corporate Secretary
CoSine Communications, Inc.
1200 Bridge Parkway
Redwood City, CA 94065

Dear Mr. Secretary:

        As Escrow Agent for both CoSine Communications, Inc. (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the "Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 120 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California.

OPTIONEE                                    COSINE COMMUNICATIONS, INC.


-----------------------------------         ------------------------------------
Signature                                   By


-----------------------------------         ------------------------------------
Print Name                                  Title


Residence Address:

-----------------------------------

-----------------------------------

-----------------------------------

ESCROW AGENT



-----------------------------------
Corporate Secretary


Dated: ______________________,_____

                                   EXHIBIT C-4

                                CONSENT OF SPOUSE



        I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of granting of the right to my spouse to purchase shares of ____________________________, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated: ___________________,_____            Signature:

                                   EXHIBIT C-5

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

        NAME:                         TAXPAYER:                         SPOUSE:

        ADDRESS:

        IDENTIFICATION NO.:           TAXPAYER:                         SPOUSE:

        TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: __________ shares (the "Shares") of the Common Stock of CoSine Communications, Inc. (the "Company").

3. The date on which the property was transferred is:___________________
   ,______.

4. The property is subject to the following restrictions:

  The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_________________.

6. The amount (if any) paid for such property is: $_________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ______________________, _____        ____________________________________
                                            Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _____________________, ______        ____________________________________
                                            Spouse of Taxpayer
]